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                                                              EXHIBIT 10.29


                                                                       EXHIBIT B
                                                                       ---------


                              ASSUMPTION AGREEMENT
                              --------------------

     ASSUMPTION AGREEMENT, dated as of _____________, 1997 by NEW GRANCARE, INC., a Delaware corporation ("New GranCare"), in favor of HEALTH AND
                               ------------
RETIREMENT PROPERTIES TRUST (f/k/a "Health and Rehabilitation Properties Trust") (known in Wisconsin as "Health and Retirement Properties REIT"), a real estate investment trust formed under the laws of the State of Maryland ("HRP").
                                                 ---

                              W I T N E S S E T H

     WHEREAS, HRP, HostMasters, Inc., a California corporation ("HMI"),
                                                                 ---
GranCare, Inc. (f/k/a AMS Holding Co.), a California corporation ("GranCare"),
                                                                   --------
American Medical Services, Inc., a Wisconsin corporation ("AMSI") and AMS
                                                           ----
Properties, Inc., a Delaware corporation ("AMS") have entered into an
                                           ---
Acquisition Agreement, Agreement to Lease and Mortgage Loan Agreement dated as of December 28, 1990, as amended (as so amended, the "Acquisition Agreement"),
                                                      ---------------------
under which, inter alia, (A) HRP has leased 18 nursing properties located in
             ----- ----
Wisconsin, California, Colorado and Illinois to AMS pursuant to the several Facility Leases (as amended, the "AMS Facility Leases"), each incorporating a
                                  -------------------
Master Lease Document General Terms and Conditions dated as of December 28, 1990 (as amended, the "AMS Master Lease") between HRP, as landlord, and AMS, as
                  ----------------
tenant, and (B) HRP has made a mortgage loan to AMS in the original principal amount of $11,500,000, the payment of which is currently evidenced by a Promissory Note dated as of October 1, 1994 by AMS to HRP (the "Mortgage Note")
                                                                -------------
and is secured, inter alia by Mortgage and Security Agreements dated as of March
                ----------
31, 1995 (collectively, the "Mortgages") by AMS in favor of HRP encumbering the
                             ---------
two nursing facilities in Wisconsin;

     WHEREAS, the terms defined in the Acquisition Agreement are used herein as therein defined, unless otherwise defined herein;

     WHEREAS, (a) in May 1991, the AMSHC Exchange (as defined in the Acquisition Agreement) took place, whereby GranCare, which previously had been a wholly-owned subsidiary of HMI, became the sole stockholder of HMI and AMSI; and (b) in December 1993, AMSI, which previously had owned all the outstanding common stock of AMS, and AMS Rehab, Inc., a Delaware corporation and a wholly-owned subsidiary of GranCare, each merged into AMS, with AMS as the surviving corporation;

     WHEREAS, HRP has leased 7 nursing and/or residential living properties located in Arizona, California and South Dakota to GCI Health Care Centers, Inc., a Delaware corporation ("GCI") pursuant to the several Facility Leases (as
                               ---
amended, the "GCI Facility Leases"), each incorporating a Master Lease Document
              -------------------
General Terms and Conditions dated as of June 30, 1992 (as amended, the "GCI
                                                                         ---
Master Lease") between HRP, as landlord, and GCI, as tenant;
------------

     WHEREAS, GranCare, which holds beneficially and of record all of the outstanding capital stock of AMS and GCI, proposes to transfer all of its skilled nursing, home health care, assisted living and contract management business (including, without limitation, such capital stock), and related assets, to New GranCare, Inc., a Delaware corporation and a wholly-owned subsidiary of GranCare ("New GranCare"), with GranCare thereafter distributing
                         ------------
New GranCare common stock to GranCare shareholders (collectively, the "Distribution"), pursuant to an Agreement and Plan of Distribution dated as of
-------------
September 3, 1996 between GranCare and New GranCare (the "Distribution
                                                          ------------
Agreement");
---------

     WHEREAS, immediately following the Distribution, GranCare shall merge with and into Vitalink Pharmacy Services Inc., a Delaware corporation ("Vitalink"),
                                                                   --------
with Vitalink as the surviving corporation (the "Merger"), pursuant to a Merger
                                                 ------
Agreement dated as of September 3, 1996 between Vitalink and GranCare (the "Merger Agreement"); and
-----------------

     WHEREAS, GranCare has requested that HRP agree to (a) waive the provisions of Section 9.15A of the Acquisition Agreement to permit the Distribution and Merger and (b) release Vitalink and its subsidiaries (including any remaining Subsidiary of GranCare that becomes a subsidiary of Vitalink as a result of the Merger) and their respective successors and assigns from and against any and all claims, liabilities and obligations, as successor by merger to GranCare, under
(A) the Acquisition Agreement, (B) the Representation Letter and Indemnification Agreement dated June 30, 1992 by GCI, AMS and GranCare to HRP (the "GCI
                                                                    ---
Indemnity Agreement"), (C) the Guaranty, dated as of December 28, 1990, as
-------------------
amended, by GranCare in favor of HRP in respect of the obligations of AMS (the "AMS Guaranty"), (D) the Guaranty dated as of June 30, 1992, as amended, by
-------------
GranCare in favor of HRP in respect of the obligations of GCI (the "GCI
                                                                    ---
Guaranty"), (E) the Pledge Agreement, dated as of December 28, 1990, as amended, by GranCare in favor of HRP (the "AMS Pledge Agreement"); (F) the Pledge
                                  --------------------
Agreement, dated as of June 30, 1992 as amended, by GranCare in favor of HRP (the "GCI Pledge Agreement"); (G) the Subordination Agreement, dated as of
      --------------------
December 28, 1990, as amended, among GranCare, as subordinate creditor, AMS, as debtor and HRP, as senior creditor (the "AMS Subordination Agreement"); (H) the
                                         ---------------------------
Subordination Agreement, dated as of June 30, 1992, as amended, among GranCare, as subordinate creditor, GCI, as debtor and HRP, as senior creditor (the "GCI
                                                                          ---
Subordination Agreement"); and  (I) any other agreements, instruments or
-----------------------
understandings, written or oral, of GranCare with HRP or any of its affiliates relating to or arising out of transactions contemplated by the agreements described in clauses (A) through (H) above (the agreements, instruments and understandings referred in clauses (A) through (I) hereof, collectively, the "GranCare Documents"); and HRP is, subject to the terms and provisions of the
-------------------
Consent and Amendment to Transaction Documents dated as of December 31, 1996 among GranCare, New GranCare, AMS, GCI and HRP (the "Amendment") willing to so
                                                     ---------
agree, subject to, inter alia, the execution and delivery of this Assumption
                   ----- ----
Agreement by New GranCare and GranCare;

     NOW, THEREFORE,  New GranCare hereby agrees with HRP as follows:

1. Defined Terms.  All capitalized terms defined in the Acquisition Agreement
   -------------
(as amended by the Amendment) shall have such defined meaning when used herein.

2. Assumption.  New GranCare hereby expressly assumes and confirms, and agrees
   ----------
to perform and observe, all and singular covenants, agreements, terms, conditions, obligations, appointments, duties and liabilities of GranCare under the GranCare Documents. New GranCare is and shall be bound by, and shall enjoy

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the benefits of, each GranCare Document as if it had been a party thereto in lieu of GranCare from the original execution and delivery thereof. New GranCare hereby accepts and assumes any liability of GranCare related to any representation or warranty made by GranCare therein. All references in each GranCare Document to "GranCare, Inc.," "the Company" or words of like import directly or indirectly referring to GranCare, Inc. shall mean and be a reference to New GranCare.

3. Representation and Warranties.
   -----------------------------

     In order to induce HRP to consent to the terms of the Distribution Agreement and the Merger Agreement and the transactions contemplated thereby, and to release GranCare from its obligations as contemplated in the Amendment, New GranCare and GranCare each jointly and severally represent and warrant that, immediately following the Distribution and the Merger:

     3.1 Representations and Warranties in Transaction Documents; No Event of
         --------------------------------------------------------------------
Default.  Each of the representations and warranties of GranCare, AMS and GCI
-------
contained or incorporated by reference in any Transaction Document are true and correct on and as of the date hereof as if made on such date (except as to any representation or warranty which refers to a specific earlier date); and no Event of Default, or event or condition that with the giving of notice or the lapse of time or both would become an Event of Default, shall have occurred and be continuing under any Transaction Document.

     3.2 Status and Authority of New GranCare.  New GranCare is a corporation
         ------------------------------------
duly organized and validly existing and in good standing under the laws of the State of Delaware, and has all requisite power and authority under the laws of such State and under its charter and by-laws to enter into and perform its obligations under this Assumption Agreement and each GranCare Document, and to transact the business in which it is engaged or proposes to engage and to consummate the transactions contemplated hereby. New GranCare has duly qualified and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or to be conducted by it requires such qualification.

     3.3 Corporate Action, Etc. of New GranCare.  New GranCare has taken all
         --------------------------------------
necessary corporate or other action under its charter and by-laws to authorize the execution, delivery and performance of this Assumption Agreement and the Amendment, and to authorize the performance of each GranCare Document. This Assumption Agreement, the Amendment and each GranCare Document each constitute the valid and binding obligation and agreement of New GranCare, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors.

     3.4 No Violations of Agreements, Etc.  Neither the execution of, delivery
         --------------------------------
and performance by New GranCare of this Assumption Agreement, the Amendment or any GranCare Document, nor compliance with any terms and provisions of any thereof, nor the consummation of the Distribution or the Merger (collectively, the "Transaction"), will result in any breach of the terms, conditions or
     -----------
provisions of, or conflict with or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any property or asset of New GranCare or any Subsidiary thereof (including without limitation, AMS and GCI) pursuant to the terms of any indenture, mortgage, deed of trust, note, evidence of indebtedness or any other agreement or instrument (including, without limitation, any agreements, instruments and documents necessary for the conduct of the business or operations of AMS or GCI as conducted immediately prior to the date hereof, including, but not limited to, the operation as a nursing facility of each Facility owned or leased by AMS or GCI) to which New GranCare or any Subsidiary thereof may be a party or by which it or any of its property may be bound (collectively, "Contractual Obligations"), or its charter and by-
                             -----------------------
laws, or violate any provisions of law or any order or regulation of any governmental commission, bureau or administrative agency or any applicable order, writ, injunction, judgment or decree of any court (collectively, "Legal
                                                                         -----
Restrictions").
------------

     3.5 Governmental and Other Approvals.  No order, permission, consent,
         --------------------------------
approval, license, authorization, registration or validation of, or filing with, or exemption by, any governmental agency, commission, board or public authority is required to authorize, or is required in connection with the execution, delivery and performance of this Assumption Agreement, the Amendment or any GranCare Document, or the consummation of the Transaction, which has not been duly obtained or made on or prior to the date hereof.

     3.6 Compliance With Agreements, Etc.
         -------------------------------

         (a) New GranCare and each of its Subsidiaries is in compliance in all material respects with the terms and provisions of each Contractual Obligation to which it is a party or by which it or its respective properties is bound that is material to the operations, business, prospects, property or assets of, liabilities (including, without limitation, tax, ERISA, healthcare regulatory and environmental liabilities) or the condition (financial or otherwise) of New GranCare, AMS or GCI, and is not in default under or with respect to any such Contractual Obligation;

         (b) New GranCare and each of its Subsidiaries is in compliance in all material respects with, and no default shall have occurred under, any Legal Restriction applicable to it or its respective properties that is material to the operations, business, prospects, property or assets of, liabilities (including, without limitation, tax, ERISA, healthcare regulatory and environmental liabilities) or the condition (financial or otherwise) of New GranCare, AMS or GCI; and

         (c) New GranCare, AMS and GCI are each in compliance with the provisions of its charter and by-laws.

     3.7 Judgments; Litigation.
         ----------------------

         (a) There are no judgments outstanding and unsatisfied against New GranCare or any of its Subsidiaries or their respective properties, and neither New GranCare or any of its Subsidiaries or their respective properties is involved in any litigation at law or in equity, or in any proceeding before any court, or by or before any governmental or administrative agency, which litigation or proceeding (if adversely determined) could have a materially adverse effect on the operations, business, prospects, property or assets of, liabilities (including, without limitation, tax, ERISA, health care regulatory and environmental liabilities), or the condition (financial or otherwise) of New GranCare, AMS or GCI, or the ownership or operation by New GranCare, AMS, GCI or HRP of, or any security interest or lien in HRP's favor in, any properties which are or purport to be the subject of any of the Transaction Documents (collectively, the "Subject Properties"), and no such material litigation
                         ------------------
     or proceeding is, to the knowledge of New GranCare, threatened against New GranCare or any of its Subsidiaries or against its properties (including the Subject Properties) and to New GranCare's knowledge, no investigation looking toward such a proceeding has begun or is contemplated.

          (b) There is no litigation or proceeding pending, or, to the knowledge of New GranCare, threatened, by any governmental authority seeking the condemnation or taking of all or any portion of any Subject Property.

     3.8  Financial Condition.  The financial statements of GranCare and New
          -------------------
GranCare contained in the Proxy Statement pursuant to Schedule 14A as filed with the Securities and Exchange Commission on November __, 1996 fairly present the financial condition and operations of GranCare and its Subsidiaries and New GranCare as at the end of and for the reporting periods covered thereby. AMS and GCI have no Indebtedness or other material liabilities, debts or obligations, whether accrued, absolute, contingent or otherwise, and whether due or to become due, including, but not limited to, liabilities or obligations on account of taxes or other governmental charges, other than Indebtedness permitted to be incurred or created under the Transaction Documents.

     3.9  Title.  New GranCare has good and marketable title to all outstanding
          -----
shares of common stock of AMS and GCI, free and clear of any Lien or interest of any kind, except for the pledge created by the AMS Pledge Agreement and the GCI Pledge Agreement. AMS and GCI each have good and marketable title to their respective properties, in each case free and clear of all Liens, except for Liens permitted under Section 9.18 of the Acquisition Agreement or under Section
                      ------------                                       -------
7.1 of the GCI Master Lease, as the case may be.
---

     3.10 Priority of Liens.  The mortgage, security interests and liens granted
          ------------------
or purported to be granted to HRP in the assets and properties of AMS and GCI (including subsequently acquired personal property, accounts receivable, contract rights and general intangibles upon acquisition thereof, to the extent assignable under applicable law) (the "Collateral") pursuant to the Security
                                       ----------
Documents (i) constitute valid, perfected and enforceable first liens and security interests under the Uniform Commercial Code (the "UCC") (with respect
                                                           ---
to Collateral in which a security interest may be perfected under Article 9 of the UCC as in effect in each relevant State) or, with respect to such property constituting real property or fixtures or otherwise subject to laws governing liens in real estate, under the real estate recording acts of the State (the

"Recording Acts") where such property is located, subject only to Liens
---------------
permitted by Section 9.18 of the Acquisition Agreement or under Section 7.1 of
             ------------                                       -----------
the GCI Master Lease, as the case may be, (ii) will be entitled to all of the rights, benefits and priorities provided by the UCC or the Recording Acts, as applicable, and (iii) will be superior and prior to the rights of all third persons now existing or hereafter arising whether by way of any Lien or otherwise, subject only to Liens permitted by Section 9.18 of the Acquisition
                                              ------------
Agreement or under Section 7.1 of the GCI Master Lease, as the case may be.  All
                   -----------
filings have been accomplished with respect to the Security Documents in each jurisdiction as may be required by law to establish and perfect HRP's rights in and to the Collateral, and any giving of notice or any other action to such end required by law has been given or taken.

     3.11 Licenses, Permits, Etc.  All licenses, permits, consents, permissions,
          ----------------------
certifications and other approvals from all federal, state and local governmental agencies necessary to provide the services and the number of available beds provided by the Facilities owned and/or operated by AMS or GCI immediately before the Transaction, shall continue to be in full force and effect, and shall not be subject to revocation as a result of the Transaction.

     3.12 Disclosure.  Neither this Assumption Agreement, the Amendment nor any
          ----------
other document, certificate or statement furnished to HRP by or on behalf of GranCare, New GranCare or any Affiliate thereof in connection with this Assumption Agreement or the Transaction contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary in order to make the statements contained herein or therein not misleading. There is no fact or condition which materially and adversely affects the operations, business, prospects, property or assets of, liabilities (including, without limitation, tax, ERISA, health care regulatory and environmental liabilities), or the condition (financial or otherwise) of New GranCare, AMS or GCI or the Subject Properties which has not been set forth herein.

4. SUCCESSORS AND ASSIGNS.  THIS ASSUMPTION AGREEMENT SHALL BE BINDING UPON NEW
   ----------------------
GRANCARE AND GRANCARE AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS AND SHALL INURE TO THE BENEFIT OF HRP AND ITS SUCCESSORS AND ASSIGNS.

5. GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
   -------------
ACCORDANCE WITH THE INTERNAL SUBSTANTIVE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

6. NO LIABILITY OF TRUSTEES.  THE DECLARATION OF TRUST OF HRP, DATED OCTOBER 9,
   ------------------------
1986, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE "DECLARATION"), IS DULY FILED IN THE OFFICE OF THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDES THAT THE NAME "HEALTH AND RETIREMENT PROPERTIES TRUST" REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF HRP SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, HRP. ALL PERSONS DEALING WITH HRP, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF HRP FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

     IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed by its duly authorized officer as of the date first above indicated.

                                    NEW GRANCARE, INC.,
                                    a Delaware corporation


                                    By:
                                       -----------------------------------
                                      Name:
                                      Title:

                                    Section 3 of this Assumption Agreement
                                    is hereby confirmed and agreed:

                                    GRANCARE, INC.,
                                    a California corporation


                                    By:
                                       -----------------------------------
                                      Name:
                                      Title:

ACCEPTED AND AGREED:

HEALTH AND RETIREMENT PROPERTIES TRUST,
a real estate investment trust formed under the laws of the State of Maryland


By:
   --------------------------------
  Name:
  Title:

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